UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2006

Gray Television, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	1-13796	58-0285030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4370 Peachtree Road NE, Atlanta, Georgia		30319
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 504-9828

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm:

(i) On May 26, 2006, PricewaterhouseCoopers LLP was dismissed as the Company’s independent registered public accounting firm. The decision to change independent registered public accounting firms was recommended by the Company’s management and approved by the Audit Committee of the Company’s Board of Directors.

(ii) The reports of PricewaterhouseCoopers LLP on the Company’s financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the years ended December 31, 2005 and 2004 and through May 26, 2006, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv) During the years ended December 31, 2005 and 2004 and through May 26, 2006, there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

(v) The Company has requested that PricewaterhouseCoopers LLP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 31, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm:

On May 26, 2006, the Audit Committee of the Company’s Board of Directors engaged McGladrey & Pullen LLP as the Company’s independent registered public accounting firm. During the years ended December 31, 2005 and 2004 and through May 26, 2006, neither the Company nor anyone on its behalf consulted with McGladrey & Pullen regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by McGladrey & Pullen that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

May 31, 2006	By:	James C. Ryan

Name: James C. Ryan
Title: Senior Vice Presidend and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 31, 2006.